Exhibit 10.5

                  Summary of Non-Employee Director Compensation
                  ---------------------------------------------
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  Non-Employee                       Fee Per Board     Equity
    Director       Annual Retainer Meeting Attended Compensation      Other
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Ronald E.F. Codd       $10,000          $1000       *            $5000 for
                                                                 service as
                                                                 chairman of
                                                                 Audit Committee
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Michael P. Kelly       $10,000          $1000       *
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Robert J. Majteles     $10,000          $1000       *
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Cary R. Mock.          $10,000          $1000       *
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*Per 2004 Director Option Plan.

Any non-employee director joining the Adept Technology, Inc. Board of Directors shall be entitled to an initial option grant for 10,000 shares of Adept common stock in addition to the equity and cash compensation described above.